REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS. TM eLoyalty Q1 2007 Earnings Webinar May 09, 2007 Exhibit 99.1

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Safe Harbor Language
During today’s call we will be making both historical and
forward-looking statements in order to help you better
understand our business.  These forward-looking statements
include references to our plans, intentions, expectations,
beliefs, strategies and objectives.  Any forward-looking
statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and
uncertainties that could cause actual results to differ
materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended
December 30, 2006, our quarterly reports on Form 10-Q, as
well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or
revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by
eLoyalty Corporation.

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Discussion Topics
Q1 Summary and eLoyalty Overview
Q1 2007 Results
Q2 2007 Guidance and 2007 Outlook

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Q1 Summary
31% year/year Services revenue growth
11% sequential Services revenue growth
$1.4 million year/year improvement in Adjusted Earnings
Record $64.2 million Managed Services Backlog
Record CIPCC and Behavioral Analytics™ revenue
Growth in traditional business

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Key Messages
Cisco/CIPCC related activities remain strong
Behavioral Analytics™ is in its infancy and we believe it has significant upside potential
Demand for our Traditional Consulting Services has improved

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
eLoyalty Strategy
Leverage our CRM and Contact Center Consulting platform to
create a rapidly growing Managed Services and Consulting
Company
Service Line focus
Converged IP for Contact Centers (CIPCC)…delivering and supporting
Cisco’s Converged IP solutions for Contact Centers
Behavioral Analytics™…a unique, proprietary managed analytics service

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
First Quarter Financial Results Summary
$22.2 million of Services Revenue
31% increase year/year
11% increase sequentially
$27.9 million of Total Revenue
42% increase year/year
18% increase sequentially
$0.5 million of Adjusted Earnings Loss
$1.4m improvement year/year
$0.1m improvement sequentially
$1.3 million Loss Before Non-Cash Compensation Expenses
$1.6m improvement year/year
$0.1m improvement sequentially

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
CIPCC Highlights
Revenue Performance
60% year/year increase
12% sequential increase
Other Highlights
Added 7 new customers, including 2 with >$1.0 million in Services revenue
Signed a 3 year renewal of a large Managed services contract
Significantly expanded our relationship with a large state government client
Grew CIPCC Managed Services Backlog 43% sequentially, to a record
$22.4 million

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Behavioral Analytics™ Highlights
Revenue Performance
685% year/year increase
9% sequential increase
Other Highlights
Converted an additional client into production status
Closed 2 new Assessments
Significantly expanded our new prospect pipeline
Summary
Increasing amount of prospect and client activity
Initial users are beginning to realize significant tangible benefits
We believe the market opportunity is large
Due to the size and complexity of these deals, sales cycles remain long

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Managed Services Backlog Trend ($000’s)
$-
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
Q2
2005
Q3
2005
Q4
2005
Q1
2006
Q2
2006
Q3
2006
Q4
2006
Q1
2007
Behavioral Analytics™ represents ~ 56% of ending Q1 Managed Services
Backlog

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Expense Classification Changes
Beginning this quarter, certain expenses previously reported within Cost of Services will be classified as SG&A expenses
The change is intended to provide a clearer understanding of our economic drivers moving forward, and is a result of the ongoing evolution of our business model
The three changes in classification are:
Costs associated with Behavioral Analytics™ development, and certain other
Managed services administrative and support costs
Non-billable costs associated with our vertical industry client services teams
Costs associated with delivery management and related administrative support personnel
The impact of these changes in the first quarter of 2007 was to decrease
Cost of Services and, correspondingly, increase Selling, General and
Administrative expense by $4.7 million

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Q1 P&L Overview and Comparison to Q4 and
Selected Other Metrics
$1.9 million increase in Gross Margin, primarily due to higher Q1 revenue
$1.0 million increase in payroll taxes and vacation accrual, due to seasonally higher expense/accrual rates in Q1 as compared to Q4
$1.0 million increase in Behavioral Analytics™ expenses
Ending headcount was 419
Up 3% from Q4
Continued hiring for CIPCC and Behavioral Analytics™ Service Lines

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
First Quarter Balance Sheet Review
$30.7 million in Cash
$16.3 million in Accounts Receivable
53 Day DSO

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Second Quarter Guidance
We only provide guidance for Services revenue
Our Q2 Services revenue guidance is $22.0 million to $23.0
million

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
2007 Outlook Update
Traditional Consulting and CIPCC Service Lines should generate significant positive EBITDA in 2007
Investing heavily to build out Behavioral Analytics™ service and to build a defensible competitive position
Our objective is to achieve around EBITDA breakeven in 2007
Key 2007 objectives include:
Achieving consistent revenue growth
Growing Managed Services Backlog
Increasing our Business Development and Client Services team
Developing additional Behavioral Analytics™ functionality

REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS. TM Q&A

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Summary
Building on a solid consulting and integration track record
Our CIPCC Service Line is well positioned to benefit from the rapid adoption of Converged IP in Contact Centers
Behavioral Analytics™ is a revolutionary new application
We are very early in our growth cycle
We continue to hit important milestones

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eLoyalty Confidential and Restricted
© 2007 eLoyalty Corporation
REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.
TM
Thank You
Kelly Conway
(847) 582-7200
Kelly_Conway@eLoyalty.com
Steve Pollema
(847) 582-7100
Steve_Pollema@eLoyalty.com